UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 26, 2015

TOYOTA MOTOR CREDIT CORPORATION
(Exact Name of Registrant as Specified in its Charter)

California	1-9961	95-3775816
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

19001 South Western Avenue Torrance, California		90501
(Address of Principal Executive Offices)		(Zip Code)

(310) 468-1310
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

The purpose of this Form 8-K is to file the following exhibits.

Exhibits

Exhibit No.	Description

1.1
Sixth Amended and Restated Distribution Agreement, dated February 26, 2015, among Toyota Motor Credit Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, SG Americas Securities, LLC and Toyota Financial Services Securities USA Corporation.

4.1	Form of Fixed Rate DTC Registered Global Medium-Term Note, Series B

4.2	Form of Floating Rate DTC Registered Global Medium-Term Note, Series B

4.3	Form of Fixed Rate Clearstream/Euroclear Registered Global Medium-Term Note, Series B

4.4	Form of Floating Rate Clearstream/Euroclear Registered Global Medium-Term Note, Series B

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOYOTA MOTOR CREDIT CORPORATION
(Registrant)

		By:	/s/ Michael Groff
Date:	February 26, 2015		Michael Groff
President and Chief Executive Officer